Exhibit 10.4
Please execute signature page and fax the
Commitment Letter to [NAME] at Clean Diesel
Technologies, Inc. [NUMBER]
Clean Diesel Technologies, Inc.
Offshore Private Placement of Up to USD $ [Insert Number] of Units
Form of Commitment Letter
This letter is directed at persons having professional experience in matters relating to investments and any investment in the Company hereunder will be engaged in only with such persons. Persons who do not have professional experience in matters relating to investments should not sign this letter.
[Insert Name], (“Buyer”), of [Insert Address] hereby agrees with Clean Diesel Technologies, Inc., a Delaware corporation (the “Company”), with a registered office at 10 Middle Street, Suite 1100, Bridgeport, Connecticut 06604, USA to purchase the Units (as defined below) on the Closing Date (as defined below) on the following terms and conditions, as to which Company and Buyer agree. The Buyer’s purchase of the Units is part of an offering by the Company to sell Units (the “Offering”) to various Buyers for a total Purchase Price of up to USD $ [Insert number]. The Offering is made pursuant to and in reliance upon Regulation S promulgated under the U.S. Securities Act of 1933, as amended (the “Act”). The Offering is contingent upon the substantially simultaneous closing by the Company of the merger (the “Merger”) of the Company’s acquisition subsidiary with and into Catalytic Solutions, Inc., a California corporation (“CSI”).

Units:	Each Unit shall consist of (a) that number of shares (each, a “Primary Share”) of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”), as is equal to the quotient obtained by taking the product obtained by multiplying U.S. $ [Insert number] by the number of Units being subscribed to, and dividing said product by the average of the consolidated closing bid price of one share of Company Common Stock as reported on the NASDAQ Stock Market, LLC (“Closing Bid Price”), for the twenty (20) trading days immediately preceding the date on which the Merger is publicly announced, and (b) one (1) Warrant (the “Warrant”) to purchase one (1) share of Company Common Stock (each, a “Warrant Share”). The form of Warrant being issued is set forth as Schedule A hereto, and the terms and conditions of said Warrants, which terms and conditions are described below under the heading “Warrants,” are as set forth therein.

Unit Price:	The purchase price per Unit (the “Purchase Price”) shall be $ [Insert number].

Commitment:	Buyer agrees to purchase from Company [Insert number] Units and to pay a total Purchase Price for such Units equal to U.S. $ [Insert number] multiplied by the number of Units being acquired by such Buyer, and, subject to the terms and conditions set forth herein, Company agrees to sell and issue to Buyer at the Closing the Primary Shares and Warrants comprising the Units. Buyer acknowledges that this commitment (i) is irrevocable, (ii) is conditioned upon acceptance by or on behalf of the Company and may be accepted or rejected in whole or in part by the Company in its sole discretion and (iii) will expire if not accepted by the Company on or prior to six months from the date hereof.

Warrants:	The Warrants shall be immediately exercisable upon issue, have an exercise price per Warrant Share equal to the quotient obtained by dividing (i) U.S. $30 million by (ii) the number of outstanding shares of Company Common Stock immediately upon the occurrence of the Merger (and giving effect thereto). The Warrants will have an expiration date upon the earlier to occur of (x) the third anniversary of the consummation of the Merger or (y) the forty-fifth day after the Company provides notice to the holder of the Warrant that the Closing Bid Price had exceeded 130% of the exercise price for ten consecutive trading days. The Warrants would not be publicly traded or registered on any securities exchange. The form and the terms and conditions of the Warrants shall be that of Schedule A attached to this Commitment Letter and the terms and conditions set forth on said Schedule A, and not the summary set forth in this paragraph, shall govern the interpretation of the Warrants.

Reverse Stock Split:	In connection with the Merger, the Company will effect a reverse stock split. The numbers of Primary Shares and Warrant Shares in this Commitment Letter, as well as the Purchase Price per Unit and the Closing Bid Price set forth herein are pre-split, and will be adjusted to give effect to the reserve stock split.

Buyer Status:	Buyer represents that it is a “Qualified Investor” within the meaning of Section 86 of the Financial Services and Markets Act 2000 and an “investment professional” within the meaning of Article 19 of the FSMA 2000 (Financial Promotion) Order 2005 and is not a “U.S. Person” within the meaning of Rule 902 of Regulation S promulgated under the Act.

Voting Rights:	Primary Shares and Warrant Shares shall have one vote per share in accordance with Delaware law. Warrant Shares shall have no voting rights until the Warrants are exercised and the Warrant Shares are issued and outstanding. Warrants shall have no voting rights.

Purpose:	Company shall apply the total Purchase Price of the Units sold in the Offering toward the general corporate expenses of the Company.

Resale Limitations:	Buyer agrees to not sell any Primary Shares or the Warrants or any Warrant Shares for a period of not less than six (6) months from the date of issuance by the Company of the relevant Primary Shares, Warrant or Warrant Shares to Buyer. Moreover, the purchase and sale of the Primary Shares, Warrants and Warrant Shares are subject to Regulation S promulgated under the Act by the U.S. Securities and Exchange Commission and relating to an available exemption from registration for the sale of securities by U.S. companies in offshore transactions. To that end Buyer represents, certifies and agrees that (i) it is not a “U.S Person” (within the meaning of Regulation S) and is not acquiring the Primary Shares, Warrants and Warrant Shares for the account or benefit of any U.S. Person, (ii) Buyer did not become aware of the Company or the Units through any form of “directed selling efforts” (as defined in Rule 902 of Regulation S), and no general solicitation or general advertising in violation of the Act has been or will be used nor will any offers by means of any directed selling efforts in the United States be made by Buyer or any of its representatives in connection with the offer and sale of any of the Units or the Warrant Shares, (iii) at the time of the origination of contact concerning the transactions contemplated by this Commitment Letter and on the date of execution and

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delivery of this Commitment Letter by Buyer, Buyer was outside the United States, (iv) with respect to the Primary Shares, Warrants and Warrant Shares, it shall comply with the Transfer Restrictions set out on Schedule B attached to this Commitment Letter and made a part hereof, (v) that such Transfer Restrictions shall be set out in a legend on certificate(s) representing the Primary Shares, the Warrant Shares and the Warrants, and (vi) that the Company will refuse (or cause its transfer agent and registrar to refuse) transfer and registration of any Primary Shares or Warrant Shares or Warrant transferred other than in accordance with the Transfer Restrictions.

Payment:	Payment shall be made by Buyer into escrow with the Company on such date as the Company notifies the Buyer of at least two (2) days prior thereto (the “Payment Date”) by wire transfer to the Company’s account, in U.S. Dollars, to [Insert Bank Account Info]. The Payment Date, to be selected by the Company, shall be not less than five (5) days, and not more than ten (10) days, from the anticipated Closing Date (as defined below). Notwithstanding the earlier Payment Date, the closing with respect to the Primary Shares and the Warrants (the “Closing”) shall occur substantially simultaneously with the consummation of the Merger and the date of such consummation shall be referred to as the “Closing Date.” Subsequent to the Closing, the Company shall deliver certificates evidencing the Primary Shares registered with the Company’s transfer agent and the Warrants registered on the books of the Company, in each case, in the name and address of the Buyer as set out above in the ordinary course of business; provided, however, that the Buyer shall be the owner of such Primary Shares and Warrants from the Closing Date. If, subsequent to the Payment Date, the Company determines that the Closing will not occur, the Company shall promptly return the funds so deposited in escrow to the Buyer without interest.

Law:	This Commitment Letter and the purchase of the Primary Shares, the Warrants and the Warrant Shares shall be governed by Delaware law without reference to the conflicts of laws rules of any jurisdiction.

Miscellaneous:	This Commitment Letter is not assignable by Buyer without the consent of the Company. The representations and warranties made by the Buyer in this Commitment Letter shall survive the Closings. Schedule B is an integral part of this Commitment Letter and shall be deemed incorporated by reference herein. This Commitment Letter may be executed in one or more counterparts, all of which together shall constitute one instrument.

Signatures:	This Commitment Letter to buy and sell Units has been executed and delivered by the following authorized representatives of the Buyer and the Company.
[Signature page follows.]

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Clean Diesel Technologies, Inc.	[Insert Name of Buyer]

By:	By:

Name:	Name:

Title:	Title:

No. of Units:

Total Purchase Price:

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[Form of Reg S Warrant]
SCHEDULE A
FORM OF WARRANT
No.
THIS WARRANT HAS NOT BEEN AND WILL NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS WARRANT MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED BY SUCH HOLDER PRIOR TO THE LATER OF THE (X) SIX MONTHS FOLLOWING THE ISSUANCE HEREOF OR (Y) IF APPLICABLE, THREE MONTHS AFTER IT CEASES TO BE AN AFFILIATE, OTHER THAN (1) TO THE COMPANY, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES, (3) IN AN OFFSHORE TRANSACTION COMPLYING WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144, IF APPLICABLE, UNDER THE SECURITIES ACT OR (5) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT BUT IS IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND IN RELATION TO WHICH THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNISED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER. THE HOLDER HEREOF, BY PURCHASING THIS WARRANT, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS A NON-U.S. PERSON, AND ACKNOWLEDGES THAT HEDGING TRANSACTIONS INVOLVING THIS WARRANT MAY NOT BE CONDUCTED UNLESS CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.
[Insert Date]
[Insert no. of Shares] Shares
Warrant for Purchase of Common Stock
of Clean Diesel Technologies, Inc.
(a Delaware Corporation)
     This Certifies that [Insert Name] (the “Holder”) of [Insert Address] for value received and subject to the provisions hereinafter set forth is entitled to purchase from Clean Diesel Technologies, Inc., a Delaware corporation (the “Company”), [Insert No. of Shares] shares of Common Stock of the Company, par value $.01 per share (the “Shares”), at a price of USD$X.XX per share1 (the “Exercise

[1]	Price to be determined by the Company by determining the quotient of $30,000,000 divided by the number of outstanding Shares immediately upon the occurrence of the merger (the “Merger”) of a subsidiary of the Company with and into Catalytic Solutions, Inc., a California corporation, and giving effect thereto.

Price”) on or before 5:00 p.m. local time at the then executive offices of the Company on or prior to the Expiration Date (as defined below). This Warrant shall be void unless exercised on or before the Expiration Date.
1. Commitment Letter. This Warrant is issued pursuant to that certain Commitment Letter between the Holder and the Company (the “Commitment Letter”) relating to the Offering (as defined therein) and the issuances by the Company to the Holder of the Primary Shares (as defined therein) and this Warrant on the date hereof.
2. Exercise; Expiration Date. This Warrant may be exercised from time to time by the Holder as to the whole or any lesser number of the Shares upon tender of this Warrant at the then executive office of the Company with a written notice signed by the Holder to the attention of the Company Secretary expressing the Holder’s intent to exercise the same together with payment to the Company of the Exercise Price of the Shares stated in the notice to be purchased. If this Warrant is exercised in respect of fewer than all of the Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the remaining Shares issuable under the original Warrant and deliver such new Warrant to the Holder.
This Warrant and all rights hereunder will expire if not exercised by 5:00 p.m. prevailing local time in New York, New York on the date that is the earlier to occur of (i) [insert date]2, and (ii) that date which is thirty (30) days after the giving of notice by the Company to the Holder that the Fair Market Value of one Share has exceeded 130% of the Exercise Price for ten (10) consecutive days (which 10-day period means, if the Shares are then listed or traded on an exchange or otherwise quoted, 10 consecutive days for which the Closing Bid Price is reported), and that the Warrant will therefore expire if not exercised prior to the Expiration Date.
“Fair Market Value” means (i) the consolidated closing bid price of one Share as reported on the NASDAQ Stock Market, LLC or on any other principal national securities exchange on which the Shares are then listed or admitted for trading or (ii) if the Shares are not then listed or admitted for trading on any national securities exchange, the last reported sale price or, in case no such sale takes place on each day during the 10-day period referred to below, the average of the highest reported bid and the lowest reported asked quotation for the Shares, either case as reported on any authorized interdealer quotation system (in each case, the “Closing Bid Price”). If the Shares are not listed or admitted for trading on any national securities exchange or quoted by any interdealer quotation system or a similar service, Fair Market Value means the fair market value of a Share as determined by a majority of the directors of the Company’s Board of Directors.
3. No Stockholder Rights. This Warrant does not confer upon the Holder or the Holder’s permitted Assignees any right whatsoever as a stockholder of the Company, including without limiting the generality of the foregoing, the right to vote, to receive notices and the right to receive dividends, prior to the exercise of the Holder’s rights to purchase the Shares as provided herein.
4. Compliance with Securities Laws. This Warrant and the Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), or qualified under the securities laws of the several states of the United States (“State Laws”). The Holder is aware that the issuance of this Warrant and the issuance of the Shares are being made in reliance on Regulation S under the Act. This Warrant and the Shares have been purchased for investment and not with a view to distribution or resale, and may not be assigned, sold or made subject to a security interest, pledged, hypothecated, or otherwise transferred without an effective registration statement for such Warrant or Shares under the Act and qualification

[2]	Insert third anniversary of the date of the Merger.

under State Laws, pursuant to an exemption from registration and qualification, or an opinion of counsel satisfactory to the Company that such registration and qualification are not required. Any Shares issued upon the exercise of this Warrant (unless pursuant to an effective registration statement under the Act) shall bear the following legend:
THIS SECURITY HAS NOT BEEN AND WILL NOT REREGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED BY SUCH HOLDER PRIOR TO THE LATER OF (X) SIX MONTHS FOLLOWING THE ISSUANCE HEREOF OR (Y) IF APPLICABLE, THREE MONTHS AFTER IT CEASES TO BE AN AFFILIATE, OTHER THAN (1) TO THE COMPANY, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES, (3) IN AN OFFSHORE TRANSACTION COMPLYING WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144, IF APPLICABLE, UNDER THE SECURITIES ACT OR (5) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT BUT IS IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND IN RELATION TO WHICH THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNISED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS A NON-U.S. PERSON, AND ACKNOWLEDGES THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.
5. Sale; Assignment. (a) This Warrant may not be transferred, sold, or made subject to a security interest or charge, pledged, hypothecated, or otherwise transferred absent compliance with the transfer restrictions set forth above in this Warrant.
(b) Upon such compliance with the transfer restrictions and upon the delivery to the Company at its then executive offices of this Warrant along with a duly completed Assignment Form substantially in the form of Exhibit A hereto (and the required legal opinion, if any), the Company shall execute and deliver a new Warrant in the form of this Warrant (including the legend set forth above on the first page hereof, unless registered under the Act and any applicable State Laws), but registered in the name of the assignee, to purchase the number of Shares or that fraction of the Shares issuable under the original Warrant assigned to the assignee. In case the Holder shall assign this Warrant with respect to fewer than all of the Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such Shares or the remaining fraction of the Shares issuable under the original Warrant and deliver such new warrant to the Holder.
(c) Any transfer or sale or attempted transfer or sale of this Warrant in violation of any provision of this Warrant shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of the Warrant as the owner of the Warrant for any purpose.

6. Representations of Holder. The Holder represents and covenants to the Company by acceptance of this Warrant, as follows:
     (a) That the Holder is not a U.S. Person (as defined in Rule 902 of Regulation S promulgated under the Act and is not acquiring the Warrant for the account or benefit of any U.S. Person.
     (b) The Holder acquired this Warrant from the Company and will acquire Shares issuable upon exercise hereof, for its own account, for investment purposes only and not with a view to the resale and distribution thereof, in whole or in part.
     (c) The Holder shall comply with the transfer restrictions set out above and in the Commitment Letter (including, without limitation, Schedule B attached thereto and made a part thereof) and the Holder understands that this Warrant and the Shares issuable on exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under any applicable State Laws, or unless exemptions from registration and qualification are otherwise available.
     (d) The Holder acknowledges and agrees that hedging transactions involving this Warrant or the Shares issuable upon exercise of this Warrant may not be conducted unless conducted in compliance with the Act.
7. Capital Adjustments. The Exercise Price and the number of Shares purchasable hereunder are subject to adjustment from time to time, as follows:
(a) If at any time there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of Shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which the Holder would have been entitled in such merger or consolidation, if this Warrant had been exercised immediately before such merger or consolidation.
(b) If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the Shares into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the Shares immediately prior to such subdivision, combination, reclassification or other change.
(c) If the Company at any time shall split or subdivide its Common Stock, the Exercise Price shall be proportionately decreased and the number of Shares issuable pursuant to this Warrant shall be proportionately increased. If the Company at any time shall combine its Common Stock, the Exercise Price shall be proportionately increased and the number of Shares issuable pursuant to this Warrant shall be proportionately decreased.
8. Governing Law. This Warrant shall be governed by and construed for all purposes by in accordance with the laws of the State of Delaware without reference to the conflicts of laws rules of any jurisdiction.
9. Notices. Any notice effecting an exercise of this Warrant shall, if in writing, be effective upon receipt by the Company of the Warrant, notice of exercise and payment of the Exercise Price. Other notices shall, if in writing, be effective on receipt, if delivered in person or by facsimile transmission, or, if given by mail, four (4) days after deposit in the mail service, air-mail postage pre-paid, in any case to the then executive office of the Company to the attention of the Company Secretary, or, if to the Holder, to the

address given above or to such other address by notice so given.
10. Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or a legal holiday.
11. Lost Warrants. The Company covenants with the Holder that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.
12. Fractional Shares. Fractional Shares may not be purchased hereunder. In lieu of fractional Shares the Holder shall be entitled to receive a cash payment equal to the fair market value for such fractional share. Fair market value shall be the consolidated closing bid price on the NASDAQ Stock Market, LLC on the date of exercise, or, if the Shares are not listed on such exchange, the closing price on such recognized exchange on which the Shares may then be listed, or, if the Shares shall not be listed on an exchange, then the average of the bid and asked prices of the Shares, if the Shares are traded in an over-the-counter market, or, if not regularly traded in an over the counter market, or if the Directors of the Company determine that the trading prices do not represent fair value, then such fair value as determined by the Directors.
14. Headings. The headings in this Warrant are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions of this Warrant.
[Signature page follows.]

WITNESS the seal of the Company and the signature of its duly authorized officers as of the date first written above.
CLEAN DIESEL TECHNOLOGIES, INC.

By:

Name:
Title:

Attest:
Name:
Title:

Exhibit A to Warrant
Form of Assignment
[To be executed only upon permitted transfer of Warrant]
To: Clean Diesel Technologies, Inc.
For value received, the undersigned registered holder of the attached Warrant hereby sells, assigns and transfers unto [insert name of transferee] pursuant to and in accordance with the terms of such Warrant, the right represented by such Warrant to purchase Shares of Clean Diesel Technologies, Inc. to which such Warrant relates and appoints Attorney to make such transfer on the books of Clean Diesel Technologies, Inc. maintained for such purpose, with full power of substitution in the premises.
Warrant Holder
By:
Name:
Title:
Signed in the presence of:
Date:

SCHEDULE B
TO CLEAN DIESEL TECHNOLOGIES UNIT PURCHASE COMMITMENT
NON-U.S. PRIVATE PLACEMENT
TRANSFER RESTRICTIONS
The Units, Primary Shares, Warrants and Warrant Shares (collectively, the “Unit Securities”) have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold to or for the account or benefit of “U.S. Persons” (as defined in Rule 902 of Regulation S promulgated under the Securities Act), except pursuant to Regulation S, the registration requirements of the Securities Act or an exemption from the registration requirements of the Securities Act.
Accordingly, the Unit Securities are being placed outside the U.S. to non-U.S. Persons in an offshore transaction in reliance on Regulation S under the Securities Act. The terms “United States” and “U.S. Person” have the respective meanings given to those terms in Regulation S under the Securities Act.
Each holder of Unit Securities will be deemed to have represented and agreed as follows:
A.	It is acquiring the Unit Securities for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account or person is not a U.S. Person, and it is aware that the acquisition of Unit Securities is being made in reliance on Regulation S under the Securities Act.

B.	It acknowledges that the Unit Securities have not been registered under the Securities Act and may not be offered or sold except as provided below.

C.	It understands and agrees:
1.	that the Unit Securities are being offered only outside the United States to non-U.S. Persons in an offshore transaction in reliance upon Regulation S under the Securities Act; and

2.	that it shall not offer, sell, pledge or otherwise transfer any Unit Security within six (6) months after the date of original issuance of such Unit Security or, in the case of an affiliate (as defined in Rule 144 promulgated under the Securities Act) of the Company, at any time until the later of (i) one (1) year after the date of original issuance of such Unit Security and (ii) three months after it ceases to be an affiliate of the Company, other than (in each case as indicated and certified by the transferor, in the case of Primary Shares or Warrant Shares, in the Certificate of Transfer on the reverse of the certificate representing such Primary Shares or Warrant Shares, and, in the case of Warrants, in a certificate furnished by the transferor to the Company upon request for transfer):
(a)	to the Company;

(b)	pursuant to an effective registration statement under the Securities Act and in accordance with any applicable securities laws of any state of the United States;

(c)	in an offshore transaction in accordance with Regulation S under the Securities Act;

(d)	pursuant to an exemption from the registration requirements of the Securities Act; or

(e)	in a transaction that does not require registration under the Securities Act but is in accordance with applicable state securities laws and in relation to which the transferor has furnished to the Company an opinion to such effect from counsel of recognized standing in form and substance satisfactory to the Company prior to such offer, sale, pledge or transfer.

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D.	It understands that in any resale and transfer of Unit Securities it will, and each subsequent holder thereof is required to, notify any purchaser of Unit Securities of the resale restrictions referred to above, if then applicable. This notification requirement will be satisfied by virtue of the fact that the following legend will be placed on the certificates representing the Primary Shares, the Warrants and the Warrants Shares, unless otherwise agreed to by the Company:
THIS SECURITY HAS NOT BEEN AND WILL NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED BY SUCH HOLDER PRIOR TO THE LATER OF THE (X) SIX MONTHS FOLLOWING THE ISSUANCE HEREOF OR (Y) IF APPLICABLE, THREE MONTHS AFTER IT CEASES TO BE AN AFFILIATE, OTHER THAN (1) TO THE COMPANY, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES, (3) IN AN OFFSHORE TRANSACTION COMPLYING WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144, IF APPLICABLE, UNDER THE SECURITIES ACT OR (5) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT BUT IS IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND IN RELATION TO WHICH THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNISED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS A NON-U.S. PERSON, AND ACKNOWLEDGES THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.
E.	It acknowledges that the foregoing restrictions apply to holders of beneficial interests in the Unit Securities as well as to holders of Unit Securities.

F.	It acknowledges that it shall not engage in any hedging transactions involving the Unit Securities unless in compliance with the Securities Act.

G.	It is a “Qualified Investor” within the meaning of Section 86 of the Financial Services and Markets Act 2000 and an “investment professional” within the meaning of Article 19 of the FSMA 2000 (Financial Promotion) Order 2005.

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